EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John Quinn, the Chief Financial Officer of Single Touch Systems Inc. (the “Company”), hereby certify, that, to my knowledge:

1.    The Annual Report on Form 10-K for the year ended September 30, 2012 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 31, 2012	/s/ John Quinn
John Quinn
Chief Financial Officer
(Principal Financial Officer)